                                                                 Exhibit 10.2.2


                               TRC COMPANIES, INC.

                         TRC KEY PERSON GROUP BONUS PLAN
                             FISCAL YEARS 1999-2003

       (as adopted by the Company's Board of Directors on March 22, 1999)


Term                        Five (5) years from FY1999 through FY2003

Participants                Members of Categories 1, 2 and 3 of the
                            Key Person Group


                             Earnings Per Share After Taxes
                                       if Bonuses                    % of Earnings Before
                                   Were Not Allocated                  Taxes and Bonuses
Bonus Pool                           Under This Plan                 Allocated to Bonuses
                                     ---------------                 --------------------


                                     $   0.00                                0%
                                         0.20                                2%
                                         0.40                                4%
                                         0.60                                6%
                                         0.80                                8%
                                         1.00                               10%
                                         1.20                               12%
                                         1.40                               14%
                                         1.60                               16%
                                         1.80                               18%
                                         2.00                               20%



                                 Earnings Per Share After
                                     Taxes if Bonuses
Bonus Pool Split                    Were Not Allocated
Between Categories                   Under This Plan            Category 1        Category 2       Category 3
                                     ---------------            ----------        ----------       ----------
                                         $   0.00                   0%               50%               50%
                                             0.20                   0%               53%               47%
                                             0.40                  10%               47%               43%
                                             0.60                  16%               44%               40%
                                             0.80                  22%               42%               36%
                                             1.00                  28%               39%               33%
                                             1.20                  35%               36%               29%
                                             1.40                  41%               33%               26%
                                             1.60                  47%               31%               22%
                                             1.80                  53%               28%               19%
                                             2.00                  60%               25%               15%


Bonus Pool Split
Within Categories        The Bonus Pool  allocated to the three  Categories
                         shall be split between the members of the Category
                         based upon their individual performance as determined
                         by the Chief Executive Officer and approved by the
                         Compensation Committee.

Limitation               There will be no Bonus Pool for any Fiscal  Year
                         unless the earnings per share (before bonuses under
                         this Plan) are at least: 110% of the earnings per share
                         (before bonuses) for the prior Fiscal Year; or 130% of
                         the earnings per share (before bonuses) for the second
                         preceding year; whichever is less. If the payment of
                         the Bonus Pool in any Fiscal year would reduce earnings
                         per share to less than the 110% or 130% of the prior or
                         second preceding Fiscal Year (the controlling year),
                         the Bonus Pool shall be reduced in the amount necessary
                         to result in earnings per share of 110% or 130% for the
                         controlling year.

Note All references to earnings per share for purposes of computing the annual bonus amount shall mean earnings per share on a diluted basis.

                                       16